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                                    EXHIBIT 2

            CERTIFICATE OF DESIGNATIONS, PREFERENCES AND OTHER RIGHTS

                                     OF THE

                            SERIES B PREFERENCE STOCK

                                       OF

                             PICTURETEL CORPORATION

                        Pursuant to Section 151(g) of the

                        Delaware General Corporations Law

         PictureTel Corporation, a corporation organized and existing under the laws of the State of Delaware (the "CORPORATION"), hereby certifies that, pursuant to the authority conferred upon the Board of Directors of the Corporation (the "BOARD OF DIRECTORS") by the Certificate of Incorporation of the Corporation, as amended (the "CERTIFICATE OF INCORPORATION"), and in accordance with Section 151(g) of the Delaware General Corporations Law, the Board of Directors on __________, 2000 duly adopted the following resolutions, which resolutions remains in full force and effect as of the date hereof:

         WHEREAS, pursuant to the authority granted to and vested in the Board of Directors and in accordance with the provisions of the Certificate of Incorporation, there was previously created a series of Preference Stock, par value $0.01 per share, of the Corporation, designated as "Series A Preference Stock" of the Corporation; and

         WHEREAS, the Board of Directors desires to create a new series of Preference Stock, par value $0.01 per share, of the Corporation, with the powers, preferences and rights set forth herein, to be designated as "Series B Preference Stock" of the Corporation

         RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors and in accordance with the provisions of the Certificate of Incorporation, there is hereby created and authorized a series of Preference Stock, par value $0.01 per share, of the Corporation, and the designation and amount thereof and the powers, preferences and rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

                            SERIES B PREFERENCE STOCK

         SECTION 1. DESIGNATION. The series of Preference Stock hereby created shall be designated and known as the "SERIES B PREFERENCE STOCK." The number of shares constituting such series shall be Nine Million (9,000,000).

         SECTION 2. LIQUIDATION RIGHTS.


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         2.1 In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, each holder of shares of Series B Preference Stock shall be entitled to receive on the date of payment of any liquidation amount to the holders of the Corporation's common stock, par value $0.01 per share ("COMMON STOCK"), and Series A Preference Stock, par value $0.01 ("SERIES A PREFERENCE STOCK"), a payment equal to the purchase price originally paid for the Series B Preference Stock upon issuance (the "PURCHASE PRICE") together with any cumulative but unpaid dividends thereon, at the rate of 8% per annum as specified in Section 4 hereof, before any payment is made to the holders of common stock but on parity with the Series A Preference Stock (the "PREFERENCE AMOUNT"). After the full Preference Amount on all outstanding shares of the Series B Preference Stock and Series A Preference Stock has been paid, any remaining funds and assets of the Corporation legally available for distribution to stockholders shall be distributed pro rata among the holders of the Common Stock, the holders of the Series A Preference Stock and the holders of the Series B Preference Stock on an as-converted basis. If the Corporation has insufficient assets to permit payment of the Preference Amount in full to all Series A Preference Stock and Series B Preference Stock stockholders, then the assets of the Corporation shall be distributed ratably to the holders of the Series A Preference Stock and Series B Preference Stock in proportion to the Preference Amount each such holder would otherwise be entitled to receive.

         2.2 A merger or consolidation of the Corporation, or sale of the Corporation's Common Stock (including, without limitation, pursuant to a tender offer) in any single transaction or series of related transactions, in any such case in which its stockholders do not retain a sufficient voting power to direct the affairs in the surviving corporation, or a sale of all or substantially all the Corporation's assets, shall each be deemed to be a liquidation, dissolution or winding up of the Corporation.

         SECTION 3. CONVERSION.

         3.1. VOLUNTARY CONVERSION. At any time after October 13, 2000, each share of Series B Preference Stock will be convertible, at the option of the holder thereof, at the office of the Corporation or any transfer agent for such shares, into Common Stock. The number of shares of Common Stock into which each share of Series B Preference Stock will be converted will be equal to the Purchase Price of such share divided by the Conversion Price (as hereinafter defined) of such share. The initial Conversion Price for each share of Series B Preference Stock shall be an amount equal to the Purchase Price of such share. The Conversion Price shall be subject to adjustment as provided in Section 3.3.

         3.2. MECHANICS OF CONVERSION. No fractional shares of Common Stock shall be issued upon conversion of Series B Preference Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of one share of Common Stock, as reasonably determined in good faith by the Board of Directors. Before any holder of Series B Preference Stock shall be entitled to receive certificates for the shares of Common Stock issued upon conversion, such holder shall surrender the certificate or certificates for the shares of Series B Preference Stock being converted, duly endorsed, at the principal office of the Corporation and shall state therein its name or the name, or names, of its nominees in which it wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as


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soon as practicable thereafter, issue and deliver at such office to such holder of Series B Preference Stock or to such holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder or such holder's nominee shall be entitled as aforesaid, together with cash in lieu of any fraction of a share of Common Stock. Subject to the foregoing, such conversion shall be deemed to have been made immediately and upon surrender of the certificate representing the shares of Series B Preference Stock to be converted in the case of a voluntary conversion pursuant to Section
3.1. The Person or Persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

         3.3 ADJUSTMENTS TO CONVERSION PRICE.

             (a) Definitions. For purposes of this Section 3.3, the following definitions shall apply:

                 (i) "Options" mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                 (ii) "Original Issue Date" shall mean the date on which the first share of Series B Preference Stock was issued.

                 (iii) "Convertible Securities" shall mean any evidences of indebtedness, shares (other than the Series B Preference and Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                 (iv) "Additional Shares of Common Stock" shall mean all shares (including reissued shares) of Common Stock issued (or, pursuant to paragraph 3.3(c), deemed to be issued) by the Corporation after the Original Issue Date, other than:

                      (A) shares of Common Stock issued upon conversion of the Series B Preference Stock authorized herein;

                      (B) shares of Common Stock (including any of such shares which are repurchased) issued to officers, directors, employees and consultants of the Corporation pursuant to stock option or purchase plans approved by (1) at least two-thirds (2/3) of the members of the Board of Directors, and (2) the holders of at least 2/3 of the outstanding Series B Preference Stock, and any other shares of Common Stock held by officers, directors, employees, and consultants which are repurchased at cost subsequent to the Original Issue Date; and

                      (C) as a dividend or distribution on Series B Preference Stock or any event for which adjustment is made pursuant to paragraph 3.3(f) or 3.3(g) hereof.

             (b) No Adjustment of Conversion Price. No adjustment in the Conversion Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Conversion Price in effect on the date of and immediately prior to such issue.




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             (c) Deemed Issue of Additional Shares of Common Stock. In the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number that would result in an adjustment pursuant to clause (ii) below) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to paragraph 5(e) hereof) of such Additional Shares of Common Stock would be less than the Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                 (i) no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                 (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                 (iii) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                       (A) in the case of Convertible Securities or Options for Common Stock, the only Additional Shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and



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                       (B) in the case of Options for Convertible Securities,
only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                  (iv) no readjustment pursuant to clause (ii) or (iii) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

                  (v) in the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in clause (iii) above.

                  (d) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event that after the Original Issue Date the Corporation shall issue Additional Shares of Common Stock without consideration or for a consideration per share less than the Conversion Price with respect to the Series B Preference Stock in effect on the date of and immediately prior to such issue, then and in such event, the Conversion Price for such Series B Preference Stock shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price, by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; and provided further that, for the purposes of this subsection (d), all shares of Common Stock issuable upon conversion of outstanding Series B Preference and outstanding Convertible Securities or exercise of outstanding Options shall be deemed to be outstanding.

                  (e) Determination of Consideration. For purposes of this
Section 3.3, the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                      (i) Cash and Property. Except as provided in clause (ii) below, such consideration shall:

                          (A) insofar as it consists of cash, be computed at the
aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;



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                          (B) insofar as it consists of property other than
cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board; provided, however, that no value shall be attributed to any services performed by any employee, officer or director of the Corporation; and

                          (C) in the event Additional Shares of Common Stock are
issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received with respect to such Additional Shares of Common Stock, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board.

                     (ii) Expenses. In the event the Corporation pays or incurs expenses, commissions or compensation, or allows concessions or discounts to underwriters, dealers or others performing similar services in connection with such issue, in an aggregate amount in excess of 10% of the aggregate consideration received by the Corporation for much issue, as determined in clause (i) above, consideration shall be computed as provided in clause (i) above after deducting the aggregate amount in excess of 10% of the aggregate consideration received by the Corporation for the issue.

                     (iii) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3.3(c), relating to Options and Convertible Securities, shall be determined by dividing

                           (x) the total amount, if any, received or receivable
by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                           (y) the maximum number of shares of Common Stock (as
set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (f) Adjustments for Stock Dividends, Subdivisions, Combinations or Consolidations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided (by stock dividend, stock split, or otherwise), into a greater number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.



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                  (g) Adjustments for Other Distributions. In the event the
Corporation at any time or from time to time makes, or files a record date for the determination of holders of Common Stock entitled to receive any distribution payable in securities or assets of the Corporation other than shares of Common Stock then and in each such event provision shall be made so that the holders of Series B Preference Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities or assets of the Corporation which they would have received had their Series B Preference Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities or assets receivable by them as aforesaid during such period, subject to all other adjustment called for during such period under this
Section 3.3 with respect to the rights of the holders of the Series B Preference Stock.

                  (h) Adjustments for Reclassification, Exchange and Substitution. If the Common Stock issuable upon conversion of the Series B Preference Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), then and in each such event the holder of each share of Series B Preference Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization or reclassification or other change by holders of the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series B Preference Stock immediately before that change, all subject to further adjustment as provided herein.

                  (i) No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of Section 3.3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Preference Stock against impairment.

                  (j) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to Section 3.3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Preference Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preference Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series B Preference Stock.

                  (k) Miscellaneous.



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                      (i) All calculations under this Section 3.3 shall be made
to the nearest cent or to the nearest one hundredth (1/100) of a share, as the case may be.

                      (ii) The holders of at least 50% of the outstanding Series B Preference Stock shall have the right to challenge any determination by the Corporation's Board of Directors of fair value pursuant to this Section 3.3, in which case such determination of fair value shall be made by an independent appraiser selected jointly by the Corporation's Board of Directors and the challenging parties, the cost of such appraisal to be borne equally by the Corporation and the challenging parties.

                      (iii) No adjustment in the Conversion Price need be made if such adjustment would result in a change in such Conversion Price of less than $0.01. Any adjustment of less than $0.01 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in such Series B Conversion Price.

         3.4. COMMON STOCK RESERVED. The Corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall, at all times, be sufficient for conversion of all outstanding Series B Preference Stock.

         3.5 VOTING RIGHTS FOLLOWING CONVERSION. Following the conversion of any Series B Preference Stock into Common Stock pursuant to this Section 3, the Common Stock so issued shall be voting Common Stock as set forth in Article Fourth of the Company's Certificate of Incorporation, as amended to date.

         SECTION 4. DIVIDEND RIGHTS.

         4.1 GENERALLY. The holders of shares of Series B Preference Stock will be entitled to receive, if (but only if), when and as declared by the Board of Directors, out of any funds legally available therefor, cumulative dividends at the rate of 8% of the Purchase Price per share per annum (appropriately adjusted for stock splits and combinations) for each share of Series B Preference Stock then held by them, payable prior to payment of any dividend with respect to the Common Stock. Such dividends may be payable quarterly or otherwise as the Board of Directors may from time to time determine. If any dividend is declared on the the Corporation's Preference Stock constituting less than all current and accumulated dividends on the Corporation's Preference Stock, such dividend shall be paid ratably to the holders of the Series A Preference Stock and the Series B Preference Stock. After payment of the preferential dividend to the holders of the Series A Preference Stock and the Series B Preference Stock, dividends may be declared and paid upon shares of Common Stock or any other junior series of preferred stock in any fiscal year of the Corporation, but only if dividends are also concurrently declared and paid on the Series B Preference Stock in an amount per share equal to: (a) in the case of a dividend declared on the Common Stock, the amount per share declared on each such share of Common Stock, (b) in the case of a dividend declared on junior preferred stock convertible into Common Stock, the amount determined by dividing the aggregate amount of the dividend declared and paid on all outstanding shares of such junior preferred stock, by the number of shares of Common Stock which such outstanding shares of junior preferred stock are convertible into as of the record date for such dividend, and (c) in the case of junior preferred stock that is




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not convertible into Common Stock, in an amount determined by the Board of
Directors in good faith such that the holders of Series B Preference Stock receive an equivalent dividend in such circumstances. The record date for any such dividend shall be the same record date as set for holders of Common Stock or junior preferred stock, as the case may be.

         4.2 PARTICIPATION WITH COMMON. If any dividend or other distribution payable in property other than cash is declared on the Common Stock (excluding any dividend or other distribution for which adjustment to the Conversion Price is provided by Section 3.3), each holder of Series B Preference Stock on the record date for such dividend or distribution shall be entitled to receive on the date of payment or distribution of such dividend or other distribution the same property that such holder would have received if on such record date such holder was the holder of record of the number (including for purposes of this Section 4 any fraction) of shares of Common Stock into which the shares of Series B Preference Stock then held by such holder are convertible.

         SECTION 5. VOTING RIGHTS.

         5.1. GENERALLY. The holders of shares of Series B Preference Stock shall have no voting rights except as otherwise provided in the Corporation's Certificate of Incorporation or by law.

         5.2. PROTECTIVE PROVISIONS. In addition to any other rights provided by law or in the Certificate of Incorporation, so long as any shares of Series B Preference Stock shall be outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than 66 2/3% of the outstanding shares of the Series B Preference Stock, take any of the following actions: (i) any amendment or change of the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, the Series B Preference Stock; (ii) any action that authorizes, creates or issues shares of any class of stock having preferences superior to or on a parity with the Series B Preference Stock; (iii) any action that reclassifies any outstanding shares into shares having preferences or priority as to dividends or assets senior to or on a parity with the preference of the Series B Preference Stock; (iv) any amendment of the Company's Certificate of Incorporation that adversely affects the rights of the Series B Preference Stock; or (v) the declaration or payment of a dividend on the Common Stock other than a dividend payable solely in shares of Common Stock, and except when paid in accordance with Section 4.

         SECTION 6. RESERVATION OF RIGHTS. Pursuant to the authority vested in it by the Certificate of Incorporation, the Board of Directors reserves the right to create and designate from time to time one or more additional series of Preference Stock with powers, designations, preferences and rights that, subject to the provisions of Section 2.1, Section 4.1 and Section 5.2, are senior, pari passu or junior to the Series B Preference Stock.

         SECTION 7. SERIES B PREFERENCE STOCK. The Series B Preference Stock shall not be redeemable.

         SECTION 8. NOTICES. In addition to any other notices to which the holders of Series B Preference Stock may be entitled pursuant to the Certificate of Incorporation, the Bylaws of the



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Corporation, law, contract or otherwise, the Corporation shall cause to be sent to each holder all written communications sent generally to the holders of Common Stock. In addition, within two business days following the public announcement of the establishment of a record date with respect to any vote, right or other matter relating to holders of the Corporation's Common Stock, the Corporation shall send, by first class mail, to each holder of record of Series B Preference Stock, written notice setting forth such record date, the vote, right or other matter to which that matter relates, and all other material facts relating thereto. The Corporation shall cause such communications to be sent to holders of Series B Preference Stock concurrently with, and in the same manner as, the sending of such communications to the holders of Common Stock.





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         IN WITNESS WHEREOF, the Corporation has caused this Certificate of
Designations, Preferences and Other Rights to be executed by a duly authorized officer on July ___, 2000.



                                      PICTURETEL CORPORATION




                                      By:
                                         --------------------------------

                                      Name: ______________________________

                                      Title: ______________________________








     [Signature Page to PictureTel Corporation Certificate of Designations,
         Preferences and Other Rights of the Series B Preference Stock]


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